UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 16, 2010
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as Specified in Charter)

Maryland	001-32265	760753089
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)
805 Las Cimas Parkway, Suite 400, Austin, Texas 78746
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Pursuant to the underwriting agreement (the “Underwriting Agreement”), dated August 16, 2010, between American Campus Communities, Inc. (the “Company”), American Campus Communities Operating Partnership LP, the Company’s operating partnership, and American Campus Communities Holdings, LLC, a wholly-owned subsidiary of the Company, on one hand, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), on the other hand, the Company agreed to issue and sell to the Underwriters 12,000,000 shares of the Company’s common stock, par value of $0.01 per share (the “Common Shares”), and an additional 1,800,000 Common Shares pursuant to an overallotment option.
     The Company intends to use the net proceeds to fund the previously announced acquisition of the 90% interest not currently owned by it in 14 of the properties in an existing joint venture portfolio, to fund its development pipeline and other opportunistic acquisitions, to repay debt, including the outstanding balance of its revolving credit facility (the “Credit Facility”) and for general corporate purposes. Upon application of the net proceeds of the sale of the Common Shares to repay the Credit Facility, each lender will receive its proportionate share of the amount of the Credit Facility so repaid. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Piper Jaffray & Co. and PNC Capital Markets LLC, each of which is an Underwriter, are lenders and/or agents under the Credit Facility. In addition, the Underwriters and certain of their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company and its affiliates. They have received or will continue to receive customary fees and commissions for these transactions.
     The description herein of the Underwriting Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Underwriting Agreement filed as Exhibit 1.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Title
1.1	Form of Underwriting Agreement, dated August 16, 2010, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings, LLC, on one hand, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, on the other hand.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 17, 2010

AMERICAN CAMPUS COMMUNITIES, INC.
By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number	Title
1.1	Form of Underwriting Agreement, dated August 16, 2010, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings, LLC, on one hand, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, on the other hand.